SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 25, 1997




                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)







           Virginia                      33-94846-01            54-1088621
(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)



7 North Eighth Street, Richmond, Virginia                               23219
   (Address of principal executive offices)                           (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7060



                     The exhibit index is located on page 4.

Item 5              Other Events.

                    On February 25, 1997 the Signet Student Loan Trust 1996-A made its regular, monthly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and Floating Rate Asset Backed Certificates and distributed the Statement to Noteholders and Certificateholders, filed herewith as an Exhibit to this Form 8-K, to the Certificateholders and Noteholders of record.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period from January 1, 1997 to January 31, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET STUDENT LOAN TRUST 1996-A

                                 By:    SIGNET BANK



                                 By:     /s/ Suzanne Bachman
                                         ------------------------------
                                         Suzanne Bachman
                                         Senior Vice President


Date:  February 25, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)

                                INDEX TO EXHIBITS






Exhibit
Number                  Exhibits


     1 Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period January 1, 1997 to January 31, 1997.